Exhibit 32.2

CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF SKINNY NUTRITIONAL CORP.
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Skinny Nutritional Corp. (the “Company”) on Form 10-Q for the period ending September  30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Donald J. McDonald, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act, that:

 (1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 23, 2009	By:	/s/ Donald J. McDonald
Donald J. McDonald
Chief Financial Officer

  A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.